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                              LOOMIS SAYLES FUNDS

    SUPPLEMENT DATED OCTOBER 30, 2000 TO THE LOOMIS SAYLES EQUITY FUNDS PROSPECTUS DATED FEBRUARY 1, 2000, AS REVISED AUGUST 1, 2000, AND THE LOOMIS SAYLES FIXED INCOME FUNDS AND LOOMIS SAYLES HIGH YIELD FUND PROSPECTUSES DATED FEBRUARY 1, 2000

    CDC Asset Management, the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies, L.P. As a result CDC Asset Management owns, directly or indirectly, a controlling interest in Loomis, Sayles & Company, L.P., which serves as investment adviser to the Funds.

    The Nvest-CDC Asset Management transaction involved a change of ownership of Nvest, which may be deemed to have caused a "change of control" of Loomis, Sayles & Company, L.P., even though Loomis, Sayles & Company, L.P.'s operations did not change as a result. As required by the Investment Company Act of 1940, which regulates investment companies such as your Fund, each Fund's shareholders approved new investment advisory agreement(s) for the Fund to ensure that there is no interruption in the services Loomis, Sayles & Company, L.P. provides to the Fund. Each new investment advisory agreement is effective as of October 30, 2000.